UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):       November 10, 2006


                     National Atlantic Holdings Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                      000-51127                223316586
   ---------------------               -------------           --------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)


  4 Paragon Way, Freehold, New Jersey                          07728
   ---------------------------------                         -----------
(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code: 732-665-1100

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 8.01 Other Events.

 On November 10, 2006, National Atlantic issued a press release announcing its third quarter 2006 financial results. The press release is attached as an exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        National Atlantic Holdings Corporation

November 13, 2006                       By:   Frank J. Prudente
                                              ----------------------------------

                                              Name:  Frank J. Prudente
                                              Title: Executive Vice President,
                                                     Treasurer and Chief
                                                     Accounting Officer


--------------------------------------------------------------------------------

                                  Exhibit Index

Exhibit
No.             Description
-------         -----------

99.1            National Atlantic Press Release Dated 11/10/2006